UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.    20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

September 30, 2009

TXCO Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

777 E. Sonterra Blvd., Suite 350
San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On September 30, 2009, TXCO Resources Inc. (the "Company"), and its subsidiaries (collectively, the "Debtors"), as required in connection with the Debtors' cases (Case No. 09-51807 through 09-51817) under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), filed an unaudited consolidated Monthly Operating Report for the period ended August 31, 2009 (the "Monthly Operating Report") with the United States Bankruptcy Court for the Western District of Texas (the "Bankruptcy Court").  A copy of the Monthly Operating Report is filed as Exhibit 99.1 to this report.

The Monthly Operating Report was prepared solely for the purpose of complying with monthly reporting requirements, and in a format prescribed, under the Bankruptcy Code and should not be used for investment purposes. The Monthly Operating Report is limited in scope and covers a limited time period and may not be indicative of the Company's financial condition or results of operations for any period that would be reflected in the Company's financial statements or its periodic reports under the Securities Exchange Act of 1934, as amended. The financial information that the Monthly Operating Report contains is preliminary and unaudited and is subject to revision. The financial statements in the Monthly Operating Report are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. There can be no assurance that the information in the Monthly Operating Report is complete, and the Company cautions readers not to place undue reliance on the Monthly Operating Report. The information in the Monthly Operating Report is not, and should not be viewed as, indicative of future results.

Additional information regarding the Debtors' bankruptcy cases, including access to court documents and other general information, is available through the Company's web site at http://www.txco.com by following the link entitled "Click here for claim agent" or at http://cases.administarllc.com/txco. Information contained on, or that can be accessed through, such web sites is not part of this report.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements by the Company of expectations, anticipations, beliefs, plans, intentions, targets, estimates, or projections and similar expressions relating to the future are forward-looking statements within the meaning of these laws. Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target" and other similar expressions.  Forward-looking statements are based on assumptions and assessments made by the Company's management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of the Company's future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements include the following: the ability of the Company (which term, unless otherwise specified or the context otherwise requires, refers in this paragraph to TXCO Resources Inc. and its subsidiaries) to continue as a going concern; the Company's ability to satisfy the conditions for drawing on any existing debtor-in-possession financing and to obtain additional debtor-in-possession financing on an interim or final basis; the ability of the Company to operate pursuant to the terms and conditions of any debtor-in-possession financing and any cash collateral order entered by the Bankruptcy Court in connection with the Company's bankruptcy cases; the Company's ability to obtain court approval with respect to motions in the chapter 11 cases prosecuted by the Company from time to time; the Company's ability to develop, prosecute, confirm and consummate a plan of reorganization with respect to the Company's bankruptcy cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period that the Company has to propose and confirm a plan of reorganization, for the appointment of a chapter 11 trustee or to convert the Company's bankruptcy cases to cases under chapter 7 of the U.S. Bankruptcy Code; the Company's ability to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Company's bankruptcy cases on the Company's liquidity or results of operations; the Company's ability to fund and execute its business plan; the Company's ability to attract, motivate and retain key executives and employees; the Company's ability to obtain capital to fund the Company's working capital or other needs; the adequacy of the Company's liquidity and ability to meet cash commitments, working capital needs, lender and vendor obligations; general market conditions; adverse capital and credit market conditions; the costs and accidental risks inherent in exploring and developing new oil and natural gas reserves; the price for which such reserves and production can be sold; fluctuation in prices of oil and natural gas; the uncertainties inherent in estimating quantities of proved reserves and cash flows; competition; actions by third party co-owners in properties in which the Company also owns an interest; acquisitions of properties and businesses; operating hazards; environmental concerns affecting the drilling of oil and natural gas wells; impairment of oil and natural gas properties due to depletion or other causes; and hedging decisions, including whether or not to hedge; the Company's ability to secure additional financing; and other risks referenced from time to time in the Company's filings with the Securities and Exchange Commission, including the risk factors listed in Part II, Item 1A, "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, filed with the Securities and Exchange Commission on August 10, 2009. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities and TXCO Resources Inc.'s common stock and preferred stock.  No assurance can be given as to what values, if any, will be ascribed in the chapter 11 cases to each of these constituencies. Accordingly, the Company urges that extreme caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Monthly Operating Report for the period ended August 31, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TXCO Resources Inc.

Dated: October 2, 2009	/s/ James E. Sigmon
James E. Sigmon
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Monthly Operating Report for the period ended August 31, 2009.

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